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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C. 20549



                               FORM 8-K
                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): June 23, 2000



                               U S WEST, Inc.
           (Exact name of registrant as specified in its charter)

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        A Delaware Corporation          Commission File         IRS Employer Identification
       (State of Incorporation)         Number 1-14087          No. 84-0953188
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                1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                     Telephone Number (303) 672-2700
             (Registrant's telephone number, including area code)


           (The Exhibits index is located on page 2 of this report)

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Item 5.       Other Events

     On June 23, 2000, U S WEST, Inc. announced that it was suspending its Shareowner Investment Plan. The Press Release concerning this announcement is attached hereto as Exhibit 99.


Exhibit Number  Exhibit

99 Press Release issued June 23, 2000 concerning the suspension by U S WEST, Inc. of its Shareowner Investment Plan.



                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U S WEST, Inc.

                                    By:  /s/ Thomas O. McGimpsey
                                         -----------------------------
                                         Thomas O. McGimpsey
                                         Assistant Secretary

Dated:        June 26, 2000